THE PRUDENTIAL SERIES FUND
Money Market Portfolio
Prospectus and Statement of Additional Information (SAI) dated May 1, 2009

ADVANCED SERIES TRUST
AST Money Market Portfolio
Prospectus and SAI dated May 1, 2009

Supplement dated November 13, 2009

Effectively immediately, the sections of each Prospectus and SAI pertaining to Portfolio Managers for each  Portfolio are hereby deleted.  Prudential Investment Management, Inc. (PIM) continues to provide sub-advisory services to the Portfolios.

The Prospectus pertaining to each Portfolio is hereby revised by adding the following new discussion in the section of each Prospectus entitled “More Detailed Information on How the Portfolios Invest:”

We may choose to invest in certain government supported asset-backed notes in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.

The SAI pertaining to each Portfolio is hereby revised by adding the following new discussion in each SAI:

The Portfolio may choose to invest in certain government supported asset-backed notes, including but not limited to student loan short-term notes issued by Straight-A Funding LLC, in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7. In the case of Straight-A Funding LLC, the liquidity facility provided by the Federal Financing Bank, an instrumentality of the U.S. government acting under the supervision of the Secretary of the Treasury, is conditioned on Straight-A Funding LLC not being in bankruptcy and staying within specified funding limits.

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